As filed with the Securities and Exchange Commission on July 2, 2007
Registration No. 333-143719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 1 to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SS&C Technologies Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	71-0987913
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7372
(Primary Standard Industrial Classification Code Number)

80 Lamberton Road
Windsor, Connecticut 06095
(860) 298-4500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

William C. Stone
Chairman of the Board and Chief Executive Officer
SS&C Technologies Holdings, Inc.
80 Lamberton Road
Windsor, Connecticut 06095
(860) 298-4500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

John A. Burgess, Esq.	Keith F. Higgins, Esq.
James R. Burke, Esq.	Christopher J. Austin, Esq.
Wilmer Cutler Pickering Hale and Dorr LLP	Ropes & Gray LLP
60 State Street	One International Place
Boston, Massachusetts 02109	Boston, Massachusetts 02110
(617) 526-6000	(617) 951-7000

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this registration statement becomes effective.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-143719) is being filed solely for the purpose of filing an exhibit, and no changes or additions are being made hereby to the prospectus which forms a part of the Registration Statement. Accordingly, the prospectus has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

The following table indicates the expenses to be incurred in connection with the offering described in this registration statement, other than underwriting discounts and commissions, all of which will be paid by us. All amounts are estimated except the Securities and Exchange Commission registration fee, the National Association of Securities Dealers Inc. filing fee and the NASDAQ Global Market listing fee.

Securities and Exchange Commission registration fee	$	*
NASD, Inc. filing fee		*
NASDAQ Global Market listing fee		*
Printing and engraving expenses		*
Legal fees and expenses		*
Accountants’ fees and expenses		*
Blue Sky fees and expenses		*
Transfer Agent’s fees and expenses		*
Miscellaneous		*

Total	$	*

*	To be filed by amendment.

Item 14.	Indemnification of Directors and Officers.

Section 102 of the Delaware General Corporation Law permits a corporation to eliminate the personal liability of its directors or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our certificate of incorporation provides that no director shall be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as director, notwithstanding any provision of law imposing such liability, except to the extent that the Delaware General Corporation Law prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.

Section 145 of the Delaware General Corporation Law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he or she is or is threatened to be made a party by reason of such position, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Our certificate of incorporation provides that we will indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of us, by reason of the fact that he or she is or was, or has agreed to become, a director or officer, or is or was serving, or has agreed to serve, at our request as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, all such persons being referred to as an indemnitee, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding and any appeal therefrom, if such indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests, and, with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

Our certificate of incorporation provides that we will indemnify any indemnitee who was or is a party to an action or suit by or in the right of us to procure a judgment in our favor by reason of the fact that the indemnitee is or was, or has agreed to become, our director or officer, or is or was serving, or has agreed to serve, at our request as a director, officer, partner, employee or trustee or, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses, including attorneys’ fees, and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, and any appeal therefrom, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to us, unless a court determines that, despite such adjudication but in view of all of the circumstances, he or she is entitled to indemnification of such expenses. Notwithstanding the foregoing, to the extent that any indemnitee has been successful, on the merits or otherwise, we will indemnify him or her against all expenses, including attorneys’ fees, actually and reasonably incurred in connection therewith. Expenses must be advanced to an indemnitee under certain circumstances.

We maintain a general liability insurance policy that covers certain liabilities of directors and officers of our corporation arising out of claims based on acts or omissions in their capacities as directors or officers.

In any underwriting agreement we enter into in connection with the sale of common stock being registered hereby, the underwriters will agree to indemnify, under certain conditions, us, our directors, our officers and persons who control us with the meaning of the Securities Act, as amended, against certain liabilities.

Item 15.	Recent Sales of Unregistered Securities.

Since inception, we have issued the following securities that were not registered under the Securities Act of 1933:

(a)	Issuances of Capital Stock.

(1) On November 23, 2005, in connection with the Transaction, we issued (A) 4,915,571 shares of our common stock to Carlyle Partners IV, L.P. (an investment fund affiliated with Carlyle) and 198,524 shares of our common stock to CP IV Coinvestment, L.P. (an investment fund affiliated with Carlyle) for consideration of $381,000,000 and (B) 1,960,979 shares of our common stock to William C. Stone, our Chairman of the Board and Chief Executive Officer, in exchange for 3,921,958 shares of common stock of SS&C held by Mr. Stone.

(2) Between August and November, 2006, we sold an aggregate of 8,900 shares of restricted common stock at a price per share of $74.50 to certain of our employees pursuant to our 2006 equity incentive plan.

No underwriters were involved in the foregoing issuances of securities. The securities described in paragraph (a)(1) of Item 15 were issued to accredited investors in reliance upon the exemption from the registration requirements of the Securities Act, as set forth in Section 4(2) under the Securities Act, relative to transactions by an issuer not involving any public offering, to the extent an exemption from such registration was required. The securities described in paragraph (a)(2) of Item 15 were issued pursuant to written compensatory plans or arrangements with our employees, in reliance on the exemption provided by Section 3(b) of the Securities Act and Rule 701 promulgated thereunder.

(b)	Stock Option Grants.

(1) Between August 9, 2006 and May 31, 2007, we granted stock options to purchase an aggregate of 1,216,831 shares of our common stock with exercise prices ranging from $74.50 to $98.91 per share, to employees, directors and consultants pursuant to our 2006 equity incentive plan.

(2) In connection with the Transaction, we assumed stock options granted to SS&C’s employees, directors and consultants pursuant to SS&C’s 1998 stock incentive plan and 1999 non-officer employee stock incentive plan that were automatically converted at the time of the Transaction into options to purchase an aggregate of 484,467 shares of our common stock with exercise prices ranging from $5.25 to $63.71 per share. An aggregate of 4,468 shares of our common stock have been issued upon the exercise of stock options for an aggregate consideration of $95,324 as of May 31, 2007.

The issuances of stock options and the shares of common stock issuable upon the exercise of the options described in this paragraph (b) of Item 15 were issued pursuant to written compensatory plans or arrangements with our employees, directors and consultants, in reliance on the exemption provided by Section 3(b) of the Securities Act and Rule 701 promulgated thereunder, or pursuant to Section 4(2) under the Securities Act, relative to transactions to transactions by an issuer not involving any public offering, to the extent an exemption from such registration was required.

All of the foregoing securities are deemed restricted securities for purposes of the Securities Act. All certificates representing the issued shares of capital stock described in this Item 15 included appropriate legends setting forth that the securities had not been registered and the applicable restrictions on transfer.

Item 16.	Exhibits and Financial Statement Schedules.

(a)  Exhibits

Number		Description

1	.1*	Form of Underwriting Agreement
2	.1†	Acquisition Agreement, dated February 25, 2005, by and between SS&C Technologies, Inc. and Financial Models Company Inc. is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 2, 2005 (File No. 000-28430)
2	.2†	Purchase Agreement, dated February 28, 2005, by and among SS&C Technologies, Inc., EisnerFast LLC and EHS, LLC is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 3, 2005 (File No. 000-28430)
2	.3†	Agreement and Plan of Merger, dated as of July 28, 2005, by and among the Registrant, Sunshine Merger Corporation and SS&C Technologies, Inc. is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on July 28, 2005 (File No. 000-28430)
2	.4†	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 25, 2005, by among the Registrant, Sunshine Merger Corporation and SS&C Technologies, Inc. is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on August 30, 2005 (File No. 000-28430)
3	.1*	Certificate of Incorporation of the Registrant, as amended
3	.2*	By-laws of the Registrant
3	.3*	Form of Restated Certificate of Incorporation of the Registrant (to be effective upon the closing of this offering)
3	.4*	Form of Amended and Restated By-laws of the Registrant (to be effective upon the closing of this offering)
4.1		Indenture, dated as of November 23, 2005, among Sunshine Acquisition II, Inc., SS&C Technologies, Inc., the Guarantors named on the signature pages thereto, and Wells Fargo Bank, National Association, as Trustee, relating to the 11 3/4% Senior Subordinated Notes due 2013, including the form of 11 3/4% Senior Subordinated Note due 2013, is incorporated herein by reference to Exhibit 4.1 to SS&C Technologies, Inc’s Registration Statement on Form S-4, as amended (File No. 333-135139) (the “Form S-4”)

Number		Description

4.2		First Supplemental Indenture, dated as of April 27, 2006, among Cogent Management Inc., SS&C Technologies, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to the 11 3/4% Senior Subordinated Notes due 2013, is incorporated herein by reference to Exhibit 4.2 to the Form S-4
4.3		Guarantee of 11 3/4% Senior Subordinated Notes due 2013 by Financial Models Company Ltd., Financial Models Holdings Inc., SS&C Fund Administration Services LLC, OMR Systems Corporation and Open Information Systems, Inc. is incorporated herein by reference to Exhibit 4.3 to the Form S-4
4.4		Guarantee of 11 3/4% Senior Subordinated Notes due 2013 by Cogent Management Inc. is incorporated herein by reference to Exhibit 4.4 to the Form S-4
4.5		Registration Rights Agreement, dated as of November 23, 2005, among Sunshine Acquisition II, Inc., SS&C Technologies, Inc. and the Guarantors named therein, as Issuers, and Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Initial Purchasers, is incorporated herein by reference to Exhibit 4.5 to the Form S-4
4.6		Purchase Agreement, dated as of November 17, 2005, between Sunshine Acquisition II, Inc. and the Initial Purchasers named in Schedule I thereto is incorporated herein by reference to Exhibit 4.6 to the Form S-4
4.7		Joinder Agreement, dated as of November 23, 2005, executed by SS&C Technologies, Inc., Financial Models Company Ltd., Financial Models Holdings Inc., SS&C Fund Administration Services LLC, OMR Systems Corporation and Open Information Systems, Inc. is incorporated herein by reference to Exhibit 4.7 to the Form S-4
4.8		Joinder Agreement, dated as of April 27, 2006, executed by Cogent Management Inc. is incorporated herein by reference to Exhibit 4.8 to the Form S-4
4	.9*	Specimen certificate evidencing shares of common stock
5	.1*	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
10.1		Credit Agreement, dated as of November 23, 2005, among Sunshine Acquisition II, Inc., SS&C Technologies, Inc., SS&C Technologies Canada Corp., the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, and Bank of America, N.A., as Documentation Agent, is incorporated herein by reference to Exhibit 10.1 to the Form S-4
10.2		Guarantee and Collateral Agreement, dated as of November 23, 2005, made by the Registrant, Sunshine Acquisition II, Inc., SS&C Technologies, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, is incorporated herein by reference to Exhibit 10.2 to the Form S-4
10.3		CDN Guarantee and Collateral Agreement, dated as of November 23, 2005, made by SS&C Technologies Canada Corp. and 3105198 Nova Scotia Company in favor of JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, is incorporated herein by reference to Exhibit 10.3 to the Form S-4
10.4		Assumption Agreement, dated as of April 27, 2006, made by Cogent Management Inc., in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, is incorporated herein by reference to Exhibit 10.4 to the Form S-4
10.5		Stockholders Agreement, dated as of November 23, 2005, by and among the Registrant, Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., William C. Stone and Other Executive Stockholders (as defined therein) is incorporated herein by reference to Exhibit 10.5 to the Form S-4
10.6		Registration Rights Agreement, dated as of November 23, 2005, by and among the Registrant, Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., William C. Stone and Other Executive Investors (as defined therein) is incorporated herein by reference to Exhibit 10.6 to the Form S-4
10.7		Form of Service Provider Stockholders Agreement by and among the Registrant, Carlyle Partners IV, L.P., CP IV Coinvestment, L.P. and the Service Provider Stockholders (as defined therein) is incorporated herein by reference to Exhibit 10.7 to the Form S-4

Number		Description

10.8		Management Agreement, dated as of November 23, 2005, between the Registrant, William C. Stone and TC Group, L.L.C. is incorporated herein by reference to Exhibit 10.8 to the Form S-4
10.9		SS&C Technologies, Inc. Management Rights Agreement, dated as of November 23, 2005, by and among Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., the Registrant and SS&C Technologies, Inc. is incorporated herein by reference to Exhibit 10.9 to the Form S-4
10.10		1998 Stock Incentive Plan, including form of stock option agreement, is incorporated herein by reference to Exhibit 10.10 to the Form S-4
10.11		1999 Non-Officer Employee Stock Incentive Plan, including form of stock option agreement, is incorporated herein by reference to Exhibit 10.11 to the Form S-4
10.12		Form of Option Assumption Notice for 1998 Stock Incentive Plan and 1999 Non-Officer Employee Stock Incentive Plan is incorporated herein by reference to Exhibit 10.12 to the Form S-4
10	.13*	2006 Equity Incentive Plan, as amended
10	.14*	Form of Stock Option Grant Notice and Stock Option Agreement
10.15		Form of Dividend Equivalent Agreement is incorporated herein by reference to Exhibit 10.3 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on August 15, 2006 (File No. 000-28430) (the “August 15, 2006 8-K”)
10.16		Form of Stock Award Agreement is incorporated herein by reference to Exhibit 10.4 to the August 15, 2006 8-K
10.17		Employment Agreement, dated as of November 23, 2005, by and between William C. Stone and the Registrant is incorporated herein by reference to Exhibit 10.13 to the Form S-4
10.18		Contract of Employment between Kevin Milne and SS&C Technologies, Inc., effective as of June 9, 2004, is incorporated herein by reference to Exhibit 10.4 to SS&C Technologies, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 (File No. 000-28430)
10.19		Compromise Agreement between Kevin Milne and SS&C Technologies Limited, dated as of October 31, 2006 is incorporated herein by reference to SS&C Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006 (File No. 000-28430)
10.20		Description of Executive Officer Compensation Arrangements is incorporated herein by reference to Item 5.02 of SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 16, 2007 (File No. 000-28430)
10.21		Lease Agreement, dated September 23, 1997, by and between SS&C Technologies, Inc. and Monarch Life Insurance Company, as amended by First Amendment to Lease dated as of November 18, 1997, is incorporated herein by reference to Exhibit 10.15 to SS&C Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 000-28430)
10.22		Second Amendment to Lease, dated as of April 1999, between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership is incorporated herein by reference to Exhibit 10.12 to SS&C Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 000-28430) (the “2004 10-K”)
10.23		Third Amendment to Lease, effective as of July 1, 1999, between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership is incorporated herein by reference to Exhibit 10.13 to the 2004 10-K
10.24		Fourth Amendment to Lease, effective as of June 7, 2005, between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership, is incorporated herein by reference to Exhibit 10.5 to SS&C Technologies, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 (File No. 000-28430) (the “Q2 2005 10-Q”)
10	.25**	Fifth Amendment to Lease, dated as of November 1, 2006, by and between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership
10.26		Lease Agreement, dated January 6, 1998, by and between Financial Models Company Inc. and Polaris Realty (Canada) Limited, as amended by First Amendment of Lease, dated as of June 24, 1998, and as amended by Second Lease Amending Agreement, dated as of November 13, 1998, is incorporated herein by reference to Exhibit 10.6 to the Q2 2005 10-Q

Number		Description

10.27		First Amendment, dated as of March 6, 2007, to the Credit Agreement, dated as of November 23, 2005, among SS&C Technologies, Inc., SS&C Technologies Canada Corp., as CDN Borrower, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders, Wachovia Bank, National Association, as Syndication Agent, JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, is incorporated herein by reference to Exhibit 10.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 9, 2007 (File No. 000-28430)
21	**	Subsidiaries of the Registrant
23	.1*	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
23.2		Consents of PricewaterhouseCoopers LLP
24	**	Powers of Attorney (included in the signature pages to this registration statement)

*	To be filed by amendment

**	Previously filed

†	The Registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut on July 2, 2007.

SS&C TECHNOLOGIES HOLDINGS, INC.

By:	/s/ William C. Stone
William C. Stone
Chairman of the Board and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ William C. Stone William C. Stone	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	July 2, 2007

/s/ Patrick J. Pedonti Patrick J. Pedonti	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	July 2, 2007

* Normand A. Boulanger	Director	July 2, 2007

* William A. Etherington	Director	July 2, 2007

* Allan M. Holt	Director	July 2, 2007

* Todd R. Newnam	Director	July 2, 2007

* Claudius E. Watts IV	Director	July 2, 2007

* By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Attorney-in-fact

EXHIBIT INDEX

Number		Description

1	.1*	Form of Underwriting Agreement
2	.1†	Acquisition Agreement, dated February 25, 2005, by and between SS&C Technologies, Inc. and Financial Models Company Inc. is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 2, 2005 (File No. 000-28430)
2	.2†	Purchase Agreement, dated February 28, 2005, by and among SS&C Technologies, Inc., EisnerFast LLC and EHS, LLC is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 3, 2005 (File No. 000-28430)
2	.3†	Agreement and Plan of Merger, dated as of July 28, 2005, by and among the Registrant, Sunshine Merger Corporation and SS&C Technologies, Inc. is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on July 28, 2005 (File No. 000-28430)
2	.4†	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 25, 2005, by among the Registrant, Sunshine Merger Corporation and SS&C Technologies, Inc. is incorporated herein by reference to Exhibit 2.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on August 30, 2005 (File No. 000-28430)
3	.1*	Certificate of Incorporation of the Registrant, as amended
3	.2*	By-laws of the Registrant
3	.3*	Form of Restated Certificate of Incorporation of the Registrant (to be effective upon the closing of this offering)
3	.4*	Form of Amended and Restated By-laws of the Registrant (to be effective upon the closing of this offering)
4.1		Indenture, dated as of November 23, 2005, among Sunshine Acquisition II, Inc., SS&C Technologies, Inc., the Guarantors named on the signature pages thereto, and Wells Fargo Bank, National Association, as Trustee, relating to the 11 3/4% Senior Subordinated Notes due 2013, including the form of 11 3/4% Senior Subordinated Note due 2013, is incorporated herein by reference to Exhibit 4.1 to SS&C Technologies, Inc’s Registration Statement on Form S-4, as amended (File No. 333-135139) (the “Form S-4”)
4.2		First Supplemental Indenture, dated as of April 27, 2006, among Cogent Management Inc., SS&C Technologies, Inc. and Wells Fargo Bank, National Association, as Trustee, relating to the 11 3/4% Senior Subordinated Notes due 2013, is incorporated herein by reference to Exhibit 4.2 to the Form S-4
4.3		Guarantee of 11 3/4% Senior Subordinated Notes due 2013 by Financial Models Company Ltd., Financial Models Holdings Inc., SS&C Fund Administration Services LLC, OMR Systems Corporation and Open Information Systems, Inc. is incorporated herein by reference to Exhibit 4.3 to the Form S-4
4.4		Guarantee of 11 3/4% Senior Subordinated Notes due 2013 by Cogent Management Inc. is incorporated herein by reference to Exhibit 4.4 to the Form S-4
4.5		Registration Rights Agreement, dated as of November 23, 2005, among Sunshine Acquisition II, Inc., SS&C Technologies, Inc. and the Guarantors named therein, as Issuers, and Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Initial Purchasers, is incorporated herein by reference to Exhibit 4.5 to the Form S-4
4.6		Purchase Agreement, dated as of November 17, 2005, between Sunshine Acquisition II, Inc. and the Initial Purchasers named in Schedule I thereto is incorporated herein by reference to Exhibit 4.6 to the Form S-4
4.7		Joinder Agreement, dated as of November 23, 2005, executed by SS&C Technologies, Inc., Financial Models Company Ltd., Financial Models Holdings Inc., SS&C Fund Administration Services LLC, OMR Systems Corporation and Open Information Systems, Inc. is incorporated herein by reference to Exhibit 4.7 to the Form S-4
4.8		Joinder Agreement, dated as of April 27, 2006, executed by Cogent Management Inc. is incorporated herein by reference to Exhibit 4.8 to the Form S-4
4	.9*	Specimen certificate evidencing shares of common stock
5	.1*	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

Number		Description

10.1		Credit Agreement, dated as of November 23, 2005, among Sunshine Acquisition II, Inc., SS&C Technologies, Inc., SS&C Technologies Canada Corp., the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, and Bank of America, N.A., as Documentation Agent, is incorporated herein by reference to Exhibit 10.1 to the Form S-4
10.2		Guarantee and Collateral Agreement, dated as of November 23, 2005, made by the Registrant, Sunshine Acquisition II, Inc., SS&C Technologies, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, is incorporated herein by reference to Exhibit 10.2 to the Form S-4
10.3		CDN Guarantee and Collateral Agreement, dated as of November 23, 2005, made by SS&C Technologies Canada Corp. and 3105198 Nova Scotia Company in favor of JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, is incorporated herein by reference to Exhibit 10.3 to the Form S-4
10.4		Assumption Agreement, dated as of April 27, 2006, made by Cogent Management Inc., in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, is incorporated herein by reference to Exhibit 10.4 to the Form S-4
10.5		Stockholders Agreement, dated as of November 23, 2005, by and among the Registrant, Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., William C. Stone and Other Executive Stockholders (as defined therein) is incorporated herein by reference to Exhibit 10.5 to the Form S-4
10.6		Registration Rights Agreement, dated as of November 23, 2005, by and among the Registrant, Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., William C. Stone and Other Executive Investors (as defined therein) is incorporated herein by reference to Exhibit 10.6 to the Form S-4
10.7		Form of Service Provider Stockholders Agreement by and among the Registrant, Carlyle Partners IV, L.P., CP IV Coinvestment, L.P. and the Service Provider Stockholders (as defined therein) is incorporated herein by reference to Exhibit 10.7 to the Form S-4
10.8		Management Agreement, dated as of November 23, 2005, between the Registrant, William C. Stone and TC Group, L.L.C. is incorporated herein by reference to Exhibit 10.8 to the Form S-4
10.9		SS&C Technologies, Inc. Management Rights Agreement, dated as of November 23, 2005, by and among Carlyle Partners IV, L.P., CP IV Coinvestment, L.P., the Registrant and SS&C Technologies, Inc. is incorporated herein by reference to Exhibit 10.9 to the Form S-4
10.10		1998 Stock Incentive Plan, including form of stock option agreement, is incorporated herein by reference to Exhibit 10.10 to the Form S-4
10.11		1999 Non-Officer Employee Stock Incentive Plan, including form of stock option agreement, is incorporated herein by reference to Exhibit 10.11 to the Form S-4
10.12		Form of Option Assumption Notice for 1998 Stock Incentive Plan and 1999 Non-Officer Employee Stock Incentive Plan is incorporated herein by reference to Exhibit 10.12 to the Form S-4
10	.13*	2006 Equity Incentive Plan, as amended
10	.14*	Form of Stock Option Grant Notice and Stock Option Agreement
10.15		Form of Dividend Equivalent Agreement is incorporated herein by reference to Exhibit 10.3 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on August 15, 2006 (File No. 000-28430) (the “August 15, 2006 8-K”)
10.16		Form of Stock Award Agreement is incorporated herein by reference to Exhibit 10.4 to the August 15, 2006 8-K
10.17		Employment Agreement, dated as of November 23, 2005, by and between William C. Stone and the Registrant is incorporated herein by reference to Exhibit 10.13 to the Form S-4
10.18		Contract of Employment between Kevin Milne and SS&C Technologies, Inc., effective as of June 9, 2004, is incorporated herein by reference to Exhibit 10.4 to SS&C Technologies, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 (File No. 000-28430)
10.19		Compromise Agreement between Kevin Milne and SS&C Technologies Limited, dated as of October 31, 2006 is incorporated herein by reference to SS&C Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006 (File No. 000-28430)

Number		Description

10.20		Description of Executive Officer Compensation Arrangements is incorporated herein by reference to Item 5.02 of SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 16, 2007 (File No. 000-28430)
10.21		Lease Agreement, dated September 23, 1997, by and between SS&C Technologies, Inc. and Monarch Life Insurance Company, as amended by First Amendment to Lease dated as of November 18, 1997, is incorporated herein by reference to Exhibit 10.15 to SS&C Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 000-28430)
10.22		Second Amendment to Lease, dated as of April 1999, between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership is incorporated herein by reference to Exhibit 10.12 to SS&C Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 000-28430) (the “2004 10-K”)
10.23		Third Amendment to Lease, effective as of July 1, 1999, between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership is incorporated herein by reference to Exhibit 10.13 to the 2004 10-K
10.24		Fourth Amendment to Lease, effective as of June 7, 2005, between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership, is incorporated herein by reference to Exhibit 10.5 to SS&C Technologies, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 (File No. 000-28430) (the “Q2 2005 10-Q”)
10	.25**	Fifth Amendment to Lease, dated as of November 1, 2006, by and between SS&C Technologies, Inc. and New Boston Lamberton Limited Partnership
10.26		Lease Agreement, dated January 6, 1998, by and between Financial Models Company Inc. and Polaris Realty (Canada) Limited, as amended by First Amendment of Lease, dated as of June 24, 1998, and as amended by Second Lease Amending Agreement, dated as of November 13, 1998, is incorporated herein by reference to Exhibit 10.6 to the Q2 2005 10-Q
10.27		First Amendment, dated as of March 6, 2007, to the Credit Agreement, dated as of November 23, 2005, among SS&C Technologies, Inc., SS&C Technologies Canada Corp., as CDN Borrower, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders, Wachovia Bank, National Association, as Syndication Agent, JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, is incorporated herein by reference to Exhibit 10.1 to SS&C Technologies, Inc.’s Current Report on Form 8-K, filed on March 9, 2007 (File No. 000-28430)
21	**	Subsidiaries of the Registrant
23	.1*	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
23.2		Consents of PricewaterhouseCoopers LLP
24**		Powers of Attorney (included in the signature pages to this registration statement)

*	To be filed by amendment

**	Previously filed

†	The Registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.